icVersionV3/EP2
                                                          6


                      First American Investment Funds, Inc.
           Form N-SAR for Semi-Annual Period Ended September 30, 2001

Sub-Item 77C.  Submission of matters to a vote of security holders.

A special meeting of shareholders was held on August 31, 2001, at which the following matters were voted upon and approved by shareholders, with the following voting results:

1.   Approve new sub-advisory  agreement for International Fund with Clay Finlay
     Inc.:

          For:                46,427,490
          Against:               259,165
          Abstain:               319,235

2. Modify Equity Index Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:               32,377,712
          Against:              424,583
          Abstain:              240,149
          Broker Non-Vote:    6,512,624

3.   Modify  Balanced  Fund's  fundamental   investment   restriction  regarding
     concentration in a particular industry:

          For:               11,746,893
          Against:              278,246
          Abstain:              362,084
          Broker Non-Vote:    2,495,686

4. Modify Equity Income Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:              12,771,923
          Against:             178,811
          Abstain:             130,306
          Broker Non-Vote:   1,457,459

5. Modify Large Cap Growth Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:               46,220,482
          Against:              517,478
          Abstain:              371,918
          Broker Non-Vote:    9,011,529

6. Modify Large Cap Value Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:               47,934,861
          Against:              579,116
          Abstain:              287,564
          Broker Non-Vote:    6,041,980

7. Modify Mid Cap Growth Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:               26,066,379
          Against:              606,269
          Abstain:              344,683
          Broker Non-Vote:    4,420,016

8. Modify Mid Cap Value Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:               17,609,929
          Against:              106,813
          Abstain:               74,105
          Broker Non-Vote:    1,237,303

9. Modify Small Cap Growth Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:               22,414,787
          Against:              195,959
          Abstain:              105,350
          Broker Non-Vote:    2,491,977

10. Modify Small Cap Value Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:                24,593,327
          Against:               303,789
          Abstain:               101,364
          Broker Non-Vote:     1,794,375

11. Modify Technology Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:                 6,937,614
          Against:               208,472
          Abstain:                97,902
          Broker Non-Vote:     2,530,351

12. Modify Health Sciences Fund's fundamental investment restriction regarding concentration in a particular industry:

          For:                 1,426,095
          Against:                19,729
          Abstain:                31,506
          Broker Non-Vote:       363,495

13. Modify Real Estate Securities Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                  3,483,034
         Against:                  7,349
         Abstain:                 14,963
         Broker Non-Vote:        234,129

14. Modify International Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                 39,316,192
         Against:                410,002
         Abstain:                353,783
         Broker Non-Vote:      6,925,913

15. Modify Emerging Markets Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                  6,803,835
         Against:                 13,736
         Abstain:                 27,198
         Broker Non-Vote:        363,384
16. Modify Strategic Income Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:              15,984,630
         Against:              94,483
         Abstain:             139,739
         Broker Non-Vote:   1,504,388


17. Modify Corporate Bond Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                 5,358,589
         Against:                78,254
         Abstain:                58,413
         Broker Non-Vote:       456,937

18. Modify Fixed Income Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                 74,200,695
         Against:                766,660
         Abstain:                717,201
         Broker Non-Vote:      5,929,649

19. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                      20,951,740
         Against:               788,690
         Abstain:               209,153
         Broker Non-Vote:    1,723,870

20. Modify Limited Term Income Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                  7,371,285
         Against:                301,937
         Abstain:                242,792
         Broker Non-Vote:      2,319,602

21.  Modify  Tax  Free  Fund's  fundamental   investment  restriction  regarding
     concentration in a particular industry:

         For:                 6,928,083
         Against:                82,482
         Abstain:               101,059
         Broker Non-Vote:     2,501,008

22. Modify California Tax Free Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                1,317,979
         Against:               19,125
         Abstain:               59,309
         Broker Non-Vote:       41,251

23.  Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding concentration in a particular industry:

         For:                      803,071
         Against:                   60,794
         Abstain:                    7,848
         Broker Non-Vote:          165,193

24.  Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding concentration in a particular industry:

         For:                   6,538,425
         Against:                 362,862
         Abstain:                 279,475
         Broker Non-Vote:       1,607,317

25.  Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding concentration in a particular industry:

         For:                  1,348,921
         Against:                  1,519
         Abstain:                 24,110
         Broker Non-Vote:        285,141

26. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                20,294,963
         Against:               233,602
         Abstain:               123,127
         Broker Non-Vote:       425,883

27. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:               3,102,465
         Against:                   0
         Abstain:             153,947
         Broker Non-Vote:     143,035

28.  Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding concentration in a particular industry:

         For:               2,853,800
         Against:              24,444
         Abstain:               5,889
         Broker Non-Vote:     285,514

29.  Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding concentration in a particular industry:

         For:                11,100,092
         Against:               156,088
         Abstain:                21,568
         Broker Non-Vote:       107,740

30. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                      12,269,408
         Against:               298,975
         Abstain:               318,196
         Broker Non-Vote:       519,546

31. Modify Arizona Tax Free Fund's fundamental investment restriction regarding concentration in a particular industry:

         For:                      761,551
         Against:            89,067
         Abstain:            23,589
         Broker Non-Vote:    69,524

32. Modify Equity Index Fund's fundamental investment restriction regarding borrowing:

         For:                      32,242,790
         Against:               543,535
         Abstain:               256,120
         Broker Non-Vote:    6,512,624

33.  Modify  Balanced  Fund's  fundamental   investment   restriction  regarding
     borrowing:

         For:                      11,758,291
         Against:               284,621
         Abstain:               344,311
         Broker Non-Vote:    2,495,686

34. Modify Equity Income Fund's fundamental investment restriction regarding borrowing:

         For:                      12,753,377
         Against:               206,354
         Abstain:               121,309
         Broker Non-Vote:    1,457,459

35. Modify Large Cap Growth Fund's fundamental investment restriction regarding borrowing:

         For:                      46,039,573
         Against:               643,685
         Abstain:               426,620
         Broker Non-Vote:    9,011,529

36. Modify Large Cap Value Fund's fundamental investment restriction regarding borrowing:

         For:                      47,727,974
         Against:               666,837
         Abstain:               406,730
         Broker Non-Vote:    6,041,980

37. Modify Mid Cap Growth Fund's fundamental investment restriction regarding borrowing:

         For:                      25,927,597
         Against:               695,574
         Abstain:               394,160
         Broker Non-Vote:    4,420,016

38. Modify Mid Cap Value Fund's fundamental investment restriction regarding borrowing:

         For:                      17,609,993
         Against:               102,027
         Abstain:                 78,826
         Broker Non-Vote:    1,237,303

39. Modify Small Cap Growth Fund's fundamental investment restriction regarding borrowing:
         For:                      22,373,158
         Against:               210,135
         Abstain:               132,802
         Broker Non-Vote:    2,491,978

40. Modify Small Cap Value Fund's fundamental investment restriction regarding borrowing:

         For:                      24,446,988
         Against:               409,398
         Abstain:               142,093
         Broker Non-Vote:    1,794,376

41. Modify Technology Fund's fundamental investment restriction regarding borrowing:

         For:                      6,907,778
         Against:             222,198
         Abstain:             114,012
         Broker Non-Vote:  2,530,351
42. Modify Health Sciences Fund's fundamental investment restriction regarding borrowing:

         For:                      1,420,172
         Against:               26,531
         Abstain:               30,627
         Broker Non-Vote:     363,495

43. Modify Real Estate Securities Fund's fundamental investment restriction regarding borrowing

         For:                      3,470,009
         Against:               20,294
         Abstain:               15,044
         Broker Non-Vote:     234,128

44. Modify International Fund's fundamental investment restriction regarding borrowing:

         For:                      39,198,650
         Against:               568,723
         Abstain:               312,604
         Broker Non-Vote:    6,925,913

45. Modify Emerging Markets Fund's fundamental investment restriction regarding borrowing:

         For:                      6,798,784
         Against:               18,271
         Abstain:               27,714
         Broker Non-Vote:     363,384

46. Modify Strategic Income Fund's fundamental investment restriction regarding borrowing:

         For:                      15,887,975
         Against:               181,978
         Abstain:               148,899
         Broker Non-Vote:    1,504,388

47. Modify Corporate Bond Fund's fundamental investment restriction regarding borrowing:

         For:                      5,339,967
         Against:               96,876
         Abstain:               58,413
         Broker Non-Vote:     456,937

48. Modify Fixed Income Fund's fundamental investment restriction regarding borrowing:

         For:                      74,033,937
         Against:               880,742
         Abstain:               769,877
         Broker Non-Vote:    5,929,649

49. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding borrowing:

         For:                      20,824,638
         Against:               882,476
         Abstain:               242,469
         Broker Non-Vote:    1,723,870

50. Modify Limited Term Income Fund's fundamental investment restriction regarding borrowing:

         For:                      7,267,191
         Against:             353,028
         Abstain:             295,795
         Broker Non-Vote:  2,319,602

51.  Modify  Tax  Free  Fund's  fundamental   investment  restriction  regarding
     borrowing:

         For:                      6,928,148
         Against:               85,779
         Abstain:               97,697
         Broker Non-Vote:  2,501,008

52. Modify California Tax Free Fund's fundamental investment restriction regarding borrowing:

         For:                      1,281,044
         Against:               38,630
         Abstain:               76,739
         Broker Non-Vote:       41,251

53.  Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding borrowing:

         For:                      798,238
         Against:            67,732
         Abstain:              5,743
         Broker Non-Vote:  165,193

54.  Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding borrowing:

         For:                      6,451,159
         Against:             437,979
         Abstain:             291,624
         Broker Non-Vote:  1,607,317

55.  Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding borrowing:

         For:                      1,319,496
         Against:                 6,491
         Abstain:               48,563
         Broker Non-Vote:     285,141

56. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding borrowing:

         For:                      19,898,437
         Against:               278,484
         Abstain:               474,770
         Broker Non-Vote:       425,884

57. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding borrowing:

         For:                      3,082,105
         Against:                        0
         Abstain:             174,307
         Broker Non-Vote:     143,035

58.  Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding borrowing:

         For:                      2,853,206
         Against:               25,038
         Abstain:                 5,889
         Broker Non-Vote:     285,514

59.  Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding borrowing:

         For:                      11,142,128
         Against:               127,864
         Abstain:                   7,756
         Broker Non-Vote:       107,740

60. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding borrowing:

         For:                      12,303,218
         Against:               278,065
         Abstain:               305,296
         Broker Non-Vote:       519,546

61. Modify Arizona Tax Free Fund's fundamental investment restriction regarding borrowing:

         For:                      755,256
         Against:            91,463
         Abstain:            27,488
         Broker Non-Vote:    69,524

62. Modify Equity Index Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      32,352,049
         Against:               405,905
         Abstain:               284,491
         Broker Non-Vote:    6,512,624

63. Modify Balanced Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      11,761,359
         Against:               234,880
         Abstain:               390,984
         Broker Non-Vote:    2,495,686

64. Modify Equity Income Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      12,762,693
         Against:               177,859
         Abstain:               140,488
         Broker Non-Vote:    1,457,459

65. Modify Large Cap Growth Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      46,052,409
         Against:               595,392
         Abstain:               462,076
         Broker Non-Vote:    9,011,529

66. Modify Large Cap Value Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      47,747,459
         Against:               620,567
         Abstain:               433,515
         Broker Non-Vote:    6,041,980

67. Modify Mid Cap Growth Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      25,999,697
         Against:               648,790
         Abstain:               368,844
         Broker Non-Vote:    4,420,016

68. Modify Mid Cap Value Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      17,608,136
         Against:               108,022
         Abstain:                 74,689
         Broker Non-Vote:    1,237,303

69. Modify Small Cap Growth Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      22,371,865
         Against:               226,460
         Abstain:               117,771
         Broker Non-Vote:    2,491,977

70. Modify Small Cap Value Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      24,604,399
         Against:               251,064
         Abstain:               143,017
         Broker Non-Vote:    1,794,375

71. Modify Technology Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      6,895,279
         Against:             241,930
         Abstain:             106,779
         Broker Non-Vote:  2,530,351

72. Modify Health Sciences Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      1,418,141
         Against:               26,800
         Abstain:               32,389
         Broker Non-Vote:     363,495

73. Modify Real Estate Securities Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      3,450,450
         Against:               36,394
         Abstain:               18,503
         Broker Non-Vote:     234,128

74. Modify International Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      39,242,641
         Against:               417,348
         Abstain:               419,988
         Broker Non-Vote:    6,925,913

75. Modify Emerging Markets Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      6,792,425
         Against:               24,944
         Abstain:               27,400
         Broker Non-Vote:     363,384

76. Modify Strategic Income Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      15,907,974
         Against:               149,952
         Abstain:               160,926
         Broker Non-Vote:    1,504,388

77. Modify Corporate Bond Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      5,365,486
         Against:               90,870
         Abstain:               38,900
         Broker Non-Vote:     456,937

78. Modify Fixed Income Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      74,118,105
         Against:               759,193
         Abstain:               807,258
         Broker Non-Vote:    5,929,649

79. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      20,771,742
         Against:               800,930
         Abstain:               376,911
         Broker Non-Vote:    1,723,870

80. Modify Limited Term Income Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      7,270,872
         Against:             332,838
         Abstain:             312,304
         Broker Non-Vote:  2,319,602

81. Modify Tax Free Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      6,957,714
         Against:               69,281
         Abstain:               84,629
         Broker Non-Vote:  2,501,008

82. Modify California Tax Free Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      1,296,467
         Against:               48,487
         Abstain:               51,459
         Broker Non-Vote:       41,251

83.  Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding the issuance of senior securities:

         For:                      803,090
         Against:            65,335
         Abstain:              3,288
         Broker Non-Vote:  165,193

84.  Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding the issuance of senior securities:

         For:                      6,642,488
         Against:             275,052
         Abstain:             263,222
         Broker Non-Vote:  1,607,317

85.  Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding the issuance of senior securities:

         For:                      1,319,496
         Against:                 6,491
         Abstain:               48,563
         Broker Non-Vote:     285,141

86. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      20,297,551
         Against:               214,060
         Abstain:               140,081
         Broker Non-Vote:       425,883

87. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      3,101,688
         Against:                    776
         Abstain:             153,947
         Broker Non-Vote:     143,036

88.  Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding the issuance of senior securities:

         For:                      2,859,546
         Against:               18,698
         Abstain:                 5,889
         Broker Non-Vote:     285,514

89.  Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding the issuance of senior securities:

         For:                      11,100,092
         Against:               147,909
         Abstain:                 29,747
         Broker Non-Vote:       107,740

90. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      12,320,965
         Against:               271,965
         Abstain:               293,649
         Broker Non-Vote:       519,546

91. Modify Arizona Tax Free Fund's fundamental investment restriction regarding the issuance of senior securities:

         For:                      753,150
         Against:            92,480
         Abstain:            28,577
         Broker Non-Vote:    69,524

92. Eliminate Equity Index Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      31,962,479
         Against:               790,360
         Abstain:               289,606
         Broker Non-Vote:    6,512,624

93. Eliminate Balanced Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      11,701,281
         Against:               314.461
         Abstain:               371,481
         Broker Non-Vote:    2,495,686

94. Eliminate Equity Income Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      12,686,876
         Against:               267,740
         Abstain:               126,424
         Broker Non-Vote:    1,457,459

95. Eliminate Large Cap Growth Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      45,427,691
         Against:            1,234,971
         Abstain:               447,216
         Broker Non-Vote:    9,011,529

96.  Eliminate  Large  Cap  Value  Fund's  fundamental   investment  restriction
     regarding margin purchases and short sales:

         For:                      47,499,879
         Against:               878,105
         Abstain:               423,557
         Broker Non-Vote:    6,041,980

97.  Eliminate  Mid  Cap  Growth  Fund's  fundamental   investment   restriction
     regarding margin purchases and short sales:

         For:                      25,808,891
         Against:               837,731
         Abstain:               370,709
         Broker Non-Vote:    4,420,016

98. Eliminate Mid Cap Value Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      17,570,163
         Against:               137,673
         Abstain:                 83,011
         Broker Non-Vote:    1,237,303

99. Eliminate Small Cap Growth Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      22,203,644
         Against:               348,201
         Abstain:               164,251
         Broker Non-Vote:    2,491,977

100. Eliminate  Small  Cap  Value  Fund's  fundamental   investment  restriction
     regarding margin purchases and short sales:

         For:                      24,381,505
         Against:               459,077
         Abstain:               157,898
         Broker Non-Vote:    1,794,375

101. Eliminate Technology Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      6,809,116
         Against:             309,672
         Abstain:             125,200
         Broker Non-Vote:  2,530,351

102. Eliminate  Health  Sciences  Fund's  fundamental   investment   restriction
     regarding margin purchases and short sales:

         For:                      1,413,310
         Against:               34,388
         Abstain:               29,632
         Broker Non-Vote:     363,495

103. Eliminate Real Estate Securities Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      3,374,690
         Against:             106,203
         Abstain:               24,454
         Broker Non-Vote:     234,128

104. Eliminate International Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      38,925,892
         Against:               830,608
         Abstain:               323,477
         Broker Non-Vote:    6,925,913

105. Eliminate  Emerging  Markets  Fund's  fundamental   investment  restriction
     regarding margin purchases and short sales:

         For:                      6,780,132
         Against:               34,105
         Abstain:               30,532
         Broker Non-Vote:     363,384

106. Eliminate  Strategic  Income  Fund's  fundamental   investment  restriction
     regarding margin purchases and short sales:

         For:                      15,806,404
         Against:               229,123
         Abstain:               183,325
         Broker Non-Vote:    1,504,388

107. Eliminate   Corporate  Bond  Fund's  fundamental   investment   restriction
     regarding margin purchases and short sales:

         For:                      5,322,542
         Against:             131,349
         Abstain:               41,365
         Broker Non-Vote:     456,937

108. Eliminate Fixed Income Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      73,679,074
         Against:            1,173,702
         Abstain:               831,780
         Broker Non-Vote:    5,929,649

109. Eliminate Intermediate Term Bond Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      20,623,698
         Against:               933,999
         Abstain:               391,886
         Broker Non-Vote:    1,723,870

110. Eliminate Limited Term Income Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      7,192,385
         Against:             408,769
         Abstain:             314,860
         Broker Non-Vote:  2,319,602

111. Eliminate Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      6,890,593
         Against:             103,728
         Abstain:             117,303
         Broker Non-Vote:  2,501,008

112. Eliminate California Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      1,256,311
         Against:               43,776
         Abstain:               96,326
         Broker Non-Vote:       41,251

113. Eliminate Colorado Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      793,363
         Against:            78,350
         Abstain:                     0
         Broker Non-Vote:  165,193

114. Eliminate Minnesota Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      6,433,264
         Against:             421,079
         Abstain:             326,419
         Broker Non-Vote:  1,607,317

115. Eliminate Nebraska Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      1,319,496
         Against:               30,944
         Abstain:               24,110
         Broker Non-Vote:     285,141

116. Eliminate Intermediate Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      19,680,780
         Against:               440,179
         Abstain:               530,732
         Broker Non-Vote:       425,884

117. Eliminate California Intermediate Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      3,038,383
         Against:                 9,779
         Abstain:             208,250
         Broker Non-Vote:     143,035

118. Eliminate Colorado Intermediate Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      2,835,338
         Against:               33,608
         Abstain:               15,187
         Broker Non-Vote:     285,514

119. Eliminate Oregon Intermediate Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      11,045,365
         Against:               218,950
         Abstain:                 13,433
         Broker Non-Vote:       107,740

120. Eliminate Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      12,069,294
         Against:               458,057
         Abstain:               359,228
         Broker Non-Vote:       519,546

121. Eliminate Arizona Tax Free Fund's fundamental investment restriction regarding margin purchases and short sales:

         For:                      749,250
         Against:            97,468
         Abstain:            27,488
         Broker Non-Vote:    69,524

122. Modify Equity Index Fund's fundamental investment restriction regarding investments in commodities:

         For:                      32,178,601
         Against:               579,804
         Abstain:               284,040
         Broker Non-Vote:    6,512,624

123. Modify  Balanced  Fund's  fundamental   investment   restriction  regarding
     investments in commodities:

         For:                      11,774,160
         Against:               255,136
         Abstain:               357,927
         Broker Non-Vote:    2,495,686

124. Modify Equity Income Fund's fundamental investment restriction regarding investments in commodities:

         For:                      12,728,029
         Against:               224,596
         Abstain:               128,415
         Broker Non-Vote:    1,457,459

125. Modify Large Cap Growth Fund's fundamental investment restriction regarding investments in commodities:

         For:                      46,059,608
         Against:               668,677
         Abstain:               381,593
         Broker Non-Vote:    9,011,529

126. Modify Large Cap Value Fund's fundamental investment restriction regarding investments in commodities:

         For:                      47,744,288
         Against:               624,008
         Abstain:               433,245
         Broker Non-Vote:    6,041,980

127. Modify Mid Cap Growth Fund's fundamental investment restriction regarding investments in commodities:

         For:                      25,989,856
         Against:               677,643
         Abstain:               349,832
         Broker Non-Vote:    4,420,016

128. Modify Mid Cap Value Fund's fundamental investment restriction regarding investments in commodities:

         For:                      17,602,568
         Against:               116,876
         Abstain:                 71,403
         Broker Non-Vote:    1,237,303

129. Modify Small Cap Growth Fund's fundamental investment restriction regarding investments in commodities:

         For:                      22,339,076
         Against:               268,554
         Abstain:               108,465
         Broker Non-Vote:    2,491,978

130. Modify Small Cap Value Fund's fundamental investment restriction regarding investments in commodities:

         For:                      24,614,709
         Against:               253,549
         Abstain:               130,222
         Broker Non-Vote:    1,794,375

131. Modify Technology Fund's fundamental investment restriction regarding investments in commodities:

         For:                      6,834,664
         Against:             306,364
         Abstain:             102,960
         Broker Non-Vote:  2,530,351

132. Modify Health Sciences Fund's fundamental investment restriction regarding investments in commodities:

         For:                      1,414,287
         Against:               28,712
         Abstain:               34,331
         Broker Non-Vote:     363,495

133. Modify Real Estate Securities Fund's fundamental investment restriction regarding investments in commodities:

         For:                      3,439,447
         Against:               46,689
         Abstain:               19,211
         Broker Non-Vote:     234,128

134. Modify International Fund's fundamental investment restriction regarding investments in commodities:

         For:                      39,265,814
         Against:               501,823
         Abstain:               312,340
         Broker Non-Vote:    6,925,913

135. Modify Emerging Markets Fund's fundamental investment restriction regarding investments in commodities:

         For:                      6,786,757
         Against:               31,532
         Abstain:               26,480
         Broker Non-Vote:     363,384

136. Modify Strategic Income Fund's fundamental investment restriction regarding investments in commodities:

         For:                      15,851,835
         Against:               189,442
         Abstain:               177,575
         Broker Non-Vote:    1,504,388

137. Modify Corporate Bond Fund's fundamental investment restriction regarding investments in commodities:

         For:                      5,358,464
         Against:               96,785
         Abstain:               40,007
         Broker Non-Vote:     456,937

138. Modify Fixed Income Fund's fundamental investment restriction regarding investments in commodities:

         For:                      73,990,697
         Against:               913,788
         Abstain:               780,071
         Broker Non-Vote:    5,929,649

139. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding investments in commodities:

         For:                      20,765,084
         Against:               796,647
         Abstain:               387,852
         Broker Non-Vote:    1,723,870

140. Modify Limited Term Income Fund's fundamental investment restriction regarding investments in commodities:

         For:                      7,241,520
         Against:             359,989
         Abstain:             314,505
         Broker Non-Vote:  2,319,602

141. Modify  Tax  Free  Fund's  fundamental   investment  restriction  regarding
     investments in commodities:

         For:                      6,882,313
         Against:             120,884
         Abstain:             108,427
         Broker Non-Vote:  2,501,008

142. Modify California Tax Free Fund's fundamental investment restriction regarding investments in commodities:

         For:                      1,304,972
         Against:               35,254
         Abstain:               56,187
         Broker Non-Vote:       41,251

143. Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding investments in commodities:

         For:                      795,646
         Against:            70,324
         Abstain:              5,743
         Broker Non-Vote:  165,193

144. Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding investments in commodities:
         For:                      6,511,508
         Against:             375,019
         Abstain:             294,235
         Broker Non-Vote:  1,607,317

145. Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding investments in commodities:

         For:                      1,319,496
         Against:               30,944
         Abstain:               24,110
         Broker Non-Vote:     285,141

146. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding investments in commodities:

         For:                      20,084,441
         Against:               401,430
         Abstain:               165,821
         Broker Non-Vote:       425,883

147. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding investments in commodities:

         For:                      3,101,688
         Against:                    776
         Abstain:             153,947
         Broker Non-Vote:     143,036

148. Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding investments in commodities:

         For:                      2,867,779
         Against:               10,465
         Abstain:                 5,889
         Broker Non-Vote:     285,514

149. Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding investments in commodities:

         For:                      11,075,332
         Against:               173,905
         Abstain:                 28,511
         Broker Non-Vote:       107,740

150. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding investments in commodities:

         For:                      12,196,359
         Against:               424,406
         Abstain:               265,814
         Broker Non-Vote:       519,546

151. Modify Arizona Tax Free Fund's fundamental investment restriction regarding investments in commodities:

         For:                      749,723
         Against:            97,230
         Abstain:            27,254
         Broker Non-Vote:    69,524

152. Modify Equity Index Fund's fundamental investment restriction regarding investments in real estate:

         For:                      32,256,525
         Against:               535,286
         Abstain:               250,634
         Broker Non-Vote:    6,512,624

153. Modify  Balanced  Fund's  fundamental   investment   restriction  regarding
     investments in real estate:

         For:                      11,759,657
         Against:               264,722
         Abstain:               362,844
         Broker Non-Vote:    2,495,686

154. Modify Equity Income Fund's fundamental investment restriction regarding investments in real estate:

         For:                      12,735,266
         Against:               227,057
         Abstain:               118,717
         Broker Non-Vote:    1,457,459

155. Modify Large Cap Growth Fund's fundamental investment restriction regarding investments in real estate:

         For:                      46,172,885
         Against:               549,333
         Abstain:               387,660
         Broker Non-Vote:    9,011,529

156. Modify Large Cap Value Fund's fundamental investment restriction regarding investments in real estate:

         For:                      47,874,651
         Against:               516,039
         Abstain:               410,851
         Broker Non-Vote:    6,041,980

157. Modify Mid Cap Growth Fund's fundamental investment restriction regarding investments in real estate:

         For:                      25,973,077
         Against:               687,796
         Abstain:               356,458
         Broker Non-Vote:    4,420,016

158. Modify Mid Cap Value Fund's fundamental investment restriction regarding investments in real estate:

         For:                      17,629,552
         Against:                 91,367
         Abstain:                 69,928
         Broker Non-Vote:    1,237,303

159. Modify Small Cap Growth Fund's fundamental investment restriction regarding investments in real estate:

         For:                      22,394,742
         Against:               198,323
         Abstain:               123,030
         Broker Non-Vote:    2,491,978

160. Modify Small Cap Value Fund's fundamental investment restriction regarding investments in real estate:

         For:                      24,637,467
         Against:               234,455
         Abstain:               126,558
         Broker Non-Vote:    1,794,375

161. Modify Technology Fund's fundamental investment restriction regarding investments in real estate:

         For:                      6,934,065
         Against:             211,464
         Abstain:               98,459
         Broker Non-Vote:  2,530,351

162. Modify Health Sciences Fund's fundamental investment restriction regarding investments in real estate:

         For:                      1,420,043
         Against:               23,671
         Abstain:               33,616
         Broker Non-Vote:     363,495

163. Modify Real Estate Securities Fund's fundamental investment restriction regarding investments in real estate:

         For:                      3,449,313
         Against:               39,766
         Abstain:               16,268
         Broker Non-Vote:     234,128

164. Modify International Fund's fundamental investment restriction regarding investments in real estate:

         For:                      39,355,218
         Against:               372,058
         Abstain:               352,701
         Broker Non-Vote:    6,925,913

165. Modify Emerging Markets Fund's fundamental investment restriction regarding investments in real estate:

         For:                      6,792,804
         Against:               24,622
         Abstain:               27,343
         Broker Non-Vote:     363,384

166. Modify Strategic Income Fund's fundamental investment restriction regarding investments in real estate:

         For:                      15,919,334
         Against:               119,529
         Abstain:               179,989
         Broker Non-Vote:    1,504,388

167. Modify Corporate Bond Fund's fundamental investment restriction regarding investments in real estate:

         For:                      5,378,030
         Against:               78,326
         Abstain:               38,900
         Broker Non-Vote:     456,937

168. Modify Fixed Income Fund's fundamental investment restriction regarding investments in real estate:

         For:                      74,215,495
         Against:               725,486
         Abstain:               743,575
         Broker Non-Vote:    5,929,649

169. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding investments in real estate:

         For:                      20,847,892
         Against:               723,010
         Abstain:               378,681
         Broker Non-Vote:    1,723,870

170. Modify Limited Term Income Fund's fundamental investment restriction regarding investments in real estate:

         For:                      7,328,911
         Against:             297,436
         Abstain:             289,667
         Broker Non-Vote:  2,319,602

171. Modify  Tax  Free  Fund's  fundamental   investment  restriction  regarding
     investments in real estate:

         For:                      6,900,917
         Against:             105,794
         Abstain:             104,913
         Broker Non-Vote:  2,501,008

172. Modify California Tax Free Fund's fundamental investment restriction regarding investments in real estate:

         For:                      1,338,354
         Against:                 6,600
         Abstain:               51,459
         Broker Non-Vote:       41,251

173. Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding investments in real estate:

         For:                      798,238
         Against:            67,732
         Abstain:              5,743
         Broker Non-Vote:  165,193

174. Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding investments in real estate:

         For:                      6,596,041
         Against:             247,499
         Abstain:             337,222
         Broker Non-Vote:  1,607,317

175. Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding investments in real estate:

         For:                      1,324,468
         Against:                 1,519
         Abstain:               48,563
         Broker Non-Vote:     285,141

176. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding investments in real estate:

         For:                      20,329,722
         Against:               149,080
         Abstain:               172,889
         Broker Non-Vote:       425,884

177. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding investments in real estate:

         For:                      3,091,107
         Against:                    776
         Abstain:             164,528
         Broker Non-Vote:     143,036

178. Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding investments in real estate:

         For:                      2,868,788
         Against:                 9,456
         Abstain:                 5,889
         Broker Non-Vote:     285,514

179. Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding investments in real estate:

         For:                      11,100,092
         Against:               169,900
         Abstain:                   7,756
         Broker Non-Vote:       107,740

180. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding investments in real estate:

         For:                      12,352,230
         Against:               270,042
         Abstain:               264,307
         Broker Non-Vote:       519,546

181. Modify Arizona Tax Free Fund's fundamental investment restriction regarding investments in real estate:

         For:                      754,712
         Against:            94,875
         Abstain:            24,620
         Broker Non-Vote:    69,524

182. Modify Equity Index Fund's fundamental investment restriction regarding underwriting securities:

         For:                      32,314,616
         Against:               440,705
         Abstain:               287,124
         Broker Non-Vote:    6,512,624

183. Modify  Balanced  Fund's  fundamental   investment   restriction  regarding
     underwriting securities:

         For:                      11,759,568
         Against:               260,634
         Abstain:               367,021
         Broker Non-Vote:    2,495,686

184. Modify Equity Income Fund's fundamental investment restriction regarding underwriting securities:

         For:                      12,729,028
         Against:               218,030
         Abstain:               133,982
         Broker Non-Vote:    1,457,459

185. Modify Large Cap Growth Fund's fundamental investment restriction regarding underwriting securities:

         For:                      46,042,933
         Against:               589,737
         Abstain:               477,208
         Broker Non-Vote:    9,011,529

186. Modify Large Cap Value Fund's fundamental investment restriction regarding underwriting securities:

         For:                      47,884,160
         Against:               492,976
         Abstain:               424,405
         Broker Non-Vote:    6,041,980

187. Modify Mid Cap Growth Fund's fundamental investment restriction regarding underwriting securities:

         For:                      26,002,988
         Against:               637,830
         Abstain:               376,513
         Broker Non-Vote:    4,420,016

188. Modify Mid Cap Value Fund's fundamental investment restriction regarding underwriting securities:

         For:                      17,595,839
         Against:               118,052
         Abstain:                 76,956
         Broker Non-Vote:    1,237,303

189. Modify Small Cap Growth Fund's fundamental investment restriction regarding underwriting securities:

         For:                      22,355,199
         Against:               224,058
         Abstain:               136,839
         Broker Non-Vote:    2,491,977

190. Modify Small Cap Value Fund's fundamental investment restriction regarding underwriting securities:

         For:                      24,640,151
         Against:               224,006
         Abstain:               134,323
         Broker Non-Vote:    1,794,375

191. Modify Technology Fund's fundamental investment restriction regarding underwriting securities:

         For:                      6,917,750
         Against:             214,601
         Abstain:             111,637
         Broker Non-Vote:  2,530,351

192. Modify Health Sciences Fund's fundamental investment restriction regarding underwriting securities:

         For:                      1,423,370
         Against:               19,774
         Abstain:               34,185
         Broker Non-Vote:     363,496

193. Modify Real Estate Securities Fund's fundamental investment restriction regarding underwriting securities:

         For:                      3,446,343
         Against:               42,085
         Abstain:               16,919
         Broker Non-Vote:     234,128

194. Modify International Fund's fundamental investment restriction regarding underwriting securities:

         For:                      39,338,329
         Against:               421,131
         Abstain:               320,517
         Broker Non-Vote:    6,925,913

195. Modify Emerging Markets Fund's fundamental investment restriction regarding underwriting securities:

         For:                      6,793,048
         Against:               23,504
         Abstain:               28,217
         Broker Non-Vote:     363,384

196. Modify Strategic Income Fund's fundamental investment restriction regarding underwriting securities:

         For:                      15,904,108
         Against:               123,093
         Abstain:               191,652
         Broker Non-Vote:    1,504,387

197. Modify Corporate Bond Fund's fundamental investment restriction regarding underwriting securities:

         For:                      5,363,441
         Against:               90,450
         Abstain:               41,365
         Broker Non-Vote:     456,937

198. Modify Fixed Income Fund's fundamental investment restriction regarding underwriting securities:

         For:                      74,074,707
         Against:               776,536
         Abstain:               833,313
         Broker Non-Vote:    5,929,649

199. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding underwriting securities:

         For:                      20,830,878
         Against:               704,350
         Abstain:               414,355
         Broker Non-Vote:    1,723,870

200. Modify Limited Term Income Fund's fundamental investment restriction regarding underwriting securities:

         For:                      7,355,966
         Against:             246,686
         Abstain:             313,361
         Broker Non-Vote:  2,319,603

201. Modify  Tax  Free  Fund's  fundamental   investment  restriction  regarding
     underwriting securities:

         For:                      6,934,689
         Against:               75,540
         Abstain:             101,394
         Broker Non-Vote:  2,501,008

202. Modify California Tax Free Fund's fundamental investment restriction regarding underwriting securities:

         For:                      1,304,074
         Against:               32,135
         Abstain:               60,204
         Broker Non-Vote:       41,251

203. Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding underwriting securities:

         For:                      798,041
         Against:            67,929
         Abstain:              5,743
         Broker Non-Vote:  165,193

204. Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding underwriting securities:

         For:                      6,597,371
         Against:             191,321
         Abstain:             392,070
         Broker Non-Vote:  1,607,317

205. Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding underwriting securities:

         For:                      1,343,948
         Against:                 6,491
         Abstain:               24,111
         Broker Non-Vote:     285,141

206. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding underwriting securities:

         For:                      20,202,209
         Against:               215,095
         Abstain:               234,387
         Broker Non-Vote:       425,884

207. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding underwriting securities:

         For:                      3,091,884
         Against:                        0
         Abstain:             164,528
         Broker Non-Vote:     143,035

208. Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding underwriting securities:

         For:                      2,869,894
         Against:                 8,349
         Abstain:                 5,890
         Broker Non-Vote:     285,514

209. Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding underwriting securities:

         For:                      11,094,415
         Against:               169,900
         Abstain:                 13,433
         Broker Non-Vote:       107,740

210. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding underwriting securities:

         For:                      12,235,215
         Against:               355,496
         Abstain:               295,868
         Broker Non-Vote:       519,546

211. Modify Arizona Tax Free Fund's fundamental investment restriction regarding underwriting securities:

         For:                      746,855
         Against:            92,494
         Abstain:            34,858
         Broker Non-Vote:    69,524

212. Modify Equity Index Fund's fundamental investment restriction regarding lending:

         For:                      32,271,883
         Against:               499,897
         Abstain:               270,665
         Broker Non-Vote:    6,512,624

213. Modify  Balanced  Fund's  fundamental   investment   restriction  regarding
     lending:

         For:                      11,728,466
         Against:               304,753
         Abstain:               354,004
         Broker Non-Vote:    2,495,686

214. Modify Equity Income Fund's fundamental investment restriction regarding lending:

         For:                      12,734,736
         Against:               234,487
         Abstain:               111,817
         Broker Non-Vote:    1,457,459

215. Modify Large Cap Growth Fund's fundamental investment restriction regarding lending:

         For:                      45,979,668
         Against:               675,547
         Abstain:               454,663
         Broker Non-Vote:    9,011,529

216. Modify Large Cap Value Fund's fundamental investment restriction regarding lending:

         For:                      47,776,594
         Against:               604,696
         Abstain:               420,251
         Broker Non-Vote:    6,041,980

217. Modify Mid Cap Growth Fund's fundamental investment restriction regarding lending:

         For:                      25,951,046
         Against:               687,131
         Abstain:               379,154
         Broker Non-Vote:    4,420,016

218. Modify Mid Cap Value Fund's fundamental investment restriction regarding lending:

         For:                      17,585,066
         Against:               128,653
         Abstain:                 77,127
         Broker Non-Vote:    1,237,303

219. Modify Small Cap Growth Fund's fundamental investment restriction regarding lending:

         For:                      22,325,737
         Against:               249,960
         Abstain:               140,398
         Broker Non-Vote:    2,491,978

220. Modify Small Cap Value Fund's fundamental investment restriction regarding lending:

         For:                      24,616,889
         Against:               245,852
         Abstain:               135,739
         Broker Non-Vote:    1,794,375

221. Modify Technology Fund's fundamental investment restriction regarding lending:

         For:                      6,893,311
         Against:             228,500
         Abstain:             122,177
         Broker Non-Vote:  2,530,351

222. Modify Health Sciences Fund's fundamental investment restriction regarding lending:

         For:                      1,418,126
         Against:               28,855
         Abstain:               30,349
         Broker Non-Vote:     363,495

223. Modify Real Estate Securities Fund's fundamental investment restriction regarding lending:

         For:                      3,448,349
         Against:               41,954
         Abstain:               15,044
         Broker Non-Vote:     234,128

224. Modify International Fund's fundamental investment restriction regarding lending:

         For:                      39,302,895
         Against:               477,149
         Abstain:               299,933
         Broker Non-Vote:    6,925,913

225. Modify Emerging Markets Fund's fundamental investment restriction regarding lending:

         For:                      6,789,468
         Against:               27,139
         Abstain:               28,162
         Broker Non-Vote:     363,384

226. Modify Strategic Income Fund's fundamental investment restriction regarding lending:

         For:                      15,881,920
         Against:               172,921
         Abstain:               164,011
         Broker Non-Vote:    1,504,388

227. Modify Corporate Bond Fund's fundamental investment restriction regarding lending:

         For:                      5,345,915
         Against:             115,953
         Abstain:               33,388
         Broker Non-Vote:     456,937

228. Modify Fixed Income Fund's fundamental investment restriction regarding lending:

         For:                      73,954,039
         Against:               956,963
         Abstain:               773,554
         Broker Non-Vote:    5,929,649

229. Modify Intermediate Term Bond Fund's fundamental investment restriction regarding lending:

         For:                      20,746,446
         Against:               823,712
         Abstain:               379,425
         Broker Non-Vote:    1,723,870

230. Modify Limited Term Income Fund's fundamental investment restriction regarding lending:

         For:                      7,337,507
         Against:             282,916
         Abstain:             295,591
         Broker Non-Vote:  2,319,602

231. Modify  Tax  Free  Fund's  fundamental   investment  restriction  regarding
     lending:

         For:                      6,919,383
         Against:               97,525
         Abstain:               94,716
         Broker Non-Vote:  2,501,008

232. Modify California Tax Free Fund's fundamental investment restriction regarding lending:

         For:                      1,299,568
         Against:               39,173
         Abstain:               57,672
         Broker Non-Vote:       41,251

233. Modify  Colorado  Tax  Free  Fund's  fundamental   investment   restriction
     regarding lending:

         For:                      800,695
         Against:            65,275
         Abstain:              5,743
         Broker Non-Vote:  165,193

234. Modify  Minnesota  Tax  Free  Fund's  fundamental   investment  restriction
     regarding lending:

         For:                      6,457,304
         Against:             403,615
         Abstain:             319,843
         Broker Non-Vote:  1,607,317

235. Modify  Nebraska  Tax  Free  Fund's  fundamental   investment   restriction
     regarding lending:

         For:                      1,319,496
         Against:                 6,491
         Abstain:               48,563
         Broker Non-Vote:     285,141

236. Modify Intermediate Tax Free Fund's fundamental investment restriction regarding lending:

         For:                      19,709,566
         Against:               416,011
         Abstain:               526,115
         Broker Non-Vote:       425,883

237. Modify California Intermediate Tax Free Fund's fundamental investment restriction regarding lending:

         For:                      3,091,107
         Against:                    776
         Abstain:             164,528
         Broker Non-Vote:     143,036

238. Modify  Colorado  Intermediate  Tax  Free  Fund's  fundamental   investment
     restriction regarding lending:

         For:                      2,870,488
         Against:                 7,755
         Abstain:                 5,890
         Broker Non-Vote:     285,514

239. Modify  Oregon   Intermediate  Tax  Free  Fund's   fundamental   investment
     restriction regarding lending:

         For:                      11,085,014
         Against:               156,088
         Abstain:                 36,646
         Broker Non-Vote:       107,740

240. Modify Minnesota Intermediate Tax Free Fund's fundamental investment restriction regarding lending:

         For:                      12,135,002
         Against:               418,711
         Abstain:               332,866
         Broker Non-Vote:       519,546

241. Modify Arizona Tax Free Fund's fundamental investment restriction regarding lending:

         For:                      746,855
         Against:            98,541
         Abstain:            28,811
         Broker Non-Vote:    69,524

Pursuant to Instruction 2 to Item 77C, voting results with respect to the approval of auditors and the election of directors are omitted.